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                              MONUMENT SERIES FUND

                       Supplement dated September 21, 2001
                       to Prospectus dated April 17, 2001

All references to PFPC Inc. on pages 15, 18 and 19 are replaced in their entirety with the following:

Orbitex Data Services, Inc., 14707 California Street, Suite #5, P.O. Box 542007, Omaha, Nebraska 68154.

The "By Wire" portion of the Buying Fund Shares section on page 15 is replaced in its entirety with the following:

BY WIRE. To purchase Fund shares by wire, call us at 1-888-420-9950 for instructions and to receive an account number. You will need to instruct a Federal Reserve System member bank to wire funds to: First National Bank of Omaha, ABA No. 104000016, Credit: Name of Fund, DDA No. 11298607, FBO:
Shareholder Name, Name of Fund, Shareholder Account Number. You must also complete and mail an application to Orbitex Data Services, Inc. at the address shown above under "Share Transactions."

The first paragraph under "Exchanging Fund Shares" on page 18 is replaced in its entirety with the following:

You may exchange shares of one fund for the same class of share of any other Monument fund, under the Company's exchange privilege ("Exchange Privilege"), by submitting your order in proper form, as defined below under the section entitled "Proper Form." Shareholders may no longer exchange their shares of any Monument fund for the Sansom Street Money Market Fund. That Exchange Privilege is no longer offered. For more information, call us at 1-888-420-9950.